                                                                    EXHIBIT 10.5

                         INTERGROUP TECHNOLOGIES, INC

                         SOURCE CODE LICENSE AGREEMENT

The Agreement is made and entered into as of August 8th 1995, by and between INTERGROUP TECHNOLOGIES, INC., 14205 SE 36th St. Suite 100, WA 98006, hereinafter referred to as ("INTERGROUP"), and Object Power Incorporated, 219 Vasser St, Cambridge, MA 02139, hereinafter referred to as ("LICENSE").

WHEREAS, INTERGROUP AND LICENSEE have executed a Software License Agreement under which INTERGROUP will grant an object code license to LICENSEE associated with INTERGROUP's product, VISUALWARE FOR WINDOWS, hereinafter referred to as ("VISUALWARE").

WHEREAS, LICENSEE desires to have a limited right to access SOURCE CODE of VISUALWARE.

NOW, THEREFORE, the parties agree:

1.    Source Code
      -----------

      Source Code shall mean the code, written in programming language employed by computer programmers which must be translated into the language of a machine before it can be executed, including any enhancements, modifications, and revisions developed by or for INTERGROUP from time to time, which is used to create the object code of VISUALWARE, as described in Exhibit B. Once executed, provided the LICENSEE has paid the fees set forth in the Software License Agreement INTERGROUP will provide all updates and enhancements made to the Source Code promptly upon the availability of such code including all appropriate documentation associated with such updates and enhancements.

2.    License Grant
      -------------

      INTERGROUP hereby grants LICENSEE a royalty free, non-exclusive, non-transferable, irrevocable (so long as LICENSEE is not in default per Section 4, Term and Termination, of this Agreement) license to have and use a reasonable number of copies of VISUALWARE in source code solely for its own internal use in order to maintain and enhance (solely as a part of the Application) its application product licensed and sold in conjunction with the object code of VISUALWARE and to revise, modify translate, abridge, condense, expand, recast, transform, or adapt the Source Code (the "Derivative Works") and to license such Derivative Works (in object code form) solely as a part of the Application as provided in the Software License Agreement dated August 8th, 1995. Licensee shall own copyrights in such Derivative Works. LICENSEE may make all copies necessary for its normal archiving and backup purposes only. LICENSEE's normal backup and archiving purposes will be described in writing to INTERGROUP upon INTERGROUP's written request to LICENSEE.

                                             1

      14025 SE 36th St.  Suite 100 Bellevue, WA 98006   Tel (206) 643-8089
                               Fax (206) 643-6977

2A.     Delivery.

        InterGroup shall deliver the Source Code along with the object code for VISUALWARE in accordance with the terms and conditions of Section 2.4 of the Software License Agreement.

4.      Term and Termination
        --------------------

        4.1 This Agreement and the license granted hereunder shall be effective on the date the Agreement is signed by the parties hereto and shall be co-terminous with the Software License Agreement for VISUALWARE, executed by Licensee dated August 8th, 1995.

        4.2 The breach by LICENSEE of the provisions of Section 2, License Grant; Section 5, No Further Licensing; or, Section 6, Proprietary Rights shall constitute a default under the terms of this Agreement and all INTERGROUP to terminate for cause subject to the notice and cure period set forth in Section 7.

        4.3 If this Agreement is so terminated a) the license granted hereunder shall be terminated and b) LICENSEE shall return or destroy all copies of Source Code in LICENSEE'S possession and certify in writing that all copies of Source Code have been destroyed or returned.

        4.4 Notwithstanding any provisions herein to the contrary, following any termination of this Agreement and for so long thereafter (but not to exceed 12 months) as is necessary for LICENSEE to satisfy, and solely to satisfy, its then existing contractual obligations for maintenance services to its end users, LICENSEE shall have a limited license to retain copies of and use the VISUALWARE Source Code solely for such purposes.

5.      No Further Licensing
        --------------------

        LICENSEE shall have no right and shall not sublicense any third party the right to use VISUALWARE or any modification thereof by LICENSEE, in Source Code form, or any portion thereof, and shall not deliver or otherwise provide or disclose to any third party a copy of, or access to, VISUALWARE or any portion thereof, in Source Code form without the prior written consent of INTERGROUP, which shall not unreasonably withheld.

6.      Proprietary Rights
        ------------------

        6.1 LICENSEE shall not remove, alter, cover or obfuscate any copyright notice, other proprietary rights notice or security notices or coding placed by INTERGROUP in or on the Source Code, whether in machine language or human-readable form, or any other documentation related to the Source Code supplied by INTERGROUP to LICENSEE. LICENSEE shall insure that such notices or coding continue to appear or exist on the Source Code. LICENSEE shall comply with all reasonable directions submitted by INTERGROUP from time-to-time regarding the form and placement of copyright notices, other proprietary rights notices or security notices, or coding on the Source Code, or any portion thereof. Affixation of a copyright notice upon the Source Code, or any portion thereof, shall not, in itself, be deemed to constitute or acknowledge a publication thereof.

      Customer may, at its option, remove all references to InterGroup and others from the Product, provided that Customer will include InterGroup's copyright notice in ASCII text in the object code and will not remove any such notices from the source code. A static character array defined in vw.cpp will contain InterGroup's copyright notice. This character array should be included in any program that includes any source code or object code from the VISUALWARE system.

6.2 Title to the Source Code and related documentation delivered to LICENSEE hereunder during the term of this Agreement, shall at all times remain with INTERGROUP.

6.3 LICENSEE acknowledges and agrees that the Confidential Information shall at all times be and remain the sole and exclusive property of INTERGROUP. For the purposes of this Agreement the term "Confidential Information" shall mean the Source Code, and any modifications made by INTERGROUP thereof, all versions of the foregoing delivered to LICENSEE by INTERGROUP and all documentation relating to the Source Code, information, specifications, programs, Source Code, object code, documentation, diagrams, flow charts and other materials of any type whatsoever (tangible or intangible and machine readable or human readable) contained or revealed in any of the foregoing.

6.4 To the maximum extent permitted by applicable law, LICENSEE agrees to observe complete confidentiality with regard to Confidential Information, including but not limited to:

      a) not disclosing to or otherwise permitting any third person, or entity, access to the Confidential Information (or any portion thereof) without INTERGROUP's prior written permission (except that such disclosure or access shall be permitted to an employee or consultant of LICENSEE only on a need-to-know basis); and

      b) not making any copies of the Confidential Information (or any portion thereof) and assuring the LICENSEE's employees or consultants who receive access to the Confidential Information are advised of its confidential and proprietary nature and to assure that they are prohibited from copying or revealing, for any purpose other than in the performance of duties not inconsistent with the terms of this Agreement, and

      c) notifying INTERGROUP promptly and in writing of any circumstances of which LICENSEE has knowledge relating to any possession or use of the Confidential Information (or any part thereof) by any person or entity other than as authorized herein; and

      d) taking, at LICENSEE's expense, any legal or other action necessary to prevent or stop unauthorized use of the Confidential Information by any third person or entity that has wrongfully gained access to the Confidential Information substantially due to the fault or negligence of LICENSEE or the failure of LICENSEE to perform any of its obligations hereunder; and

      e) prior to disposing of any medial or written forms, assuring that any program materials and/or Confidential Information has been erased or otherwise destroyed; and

        f) taking (at the expense of InterGroup) any and all other actions reasonably deemed necessary or appropriate by INTERGROUP from time-to-time to insure the continued confidentiality and protection of the Confidential Information.

6.5 LICENSEE acknowledges and agrees that in permitting the limited right of access to the Confidential Information set forth above, INTERGROUP is not waiving any of its rights under this Agreement and LICENSEE is not relieved of any liability in the event any party to whom such disclosure is made improperly uses or discloses the Confidential Information.

6.6 Licensee's obligation hereunder shall not extend to information in the public domain or which enters the public domain not as a result of LICENSEE's fault or negligence, or information that is disclosed to Licensee by a third party who had lawfully obtained such information and without breach of such party's confidentiality obligations, or is developed independently by Licensee.

6.7 LICENSEE'S obligations and INTERGROUP's rights under this Section 6 shall survive any expiration or termination of this Agreement for any reason whatsoever.

6.8 INTERGROUP's Confidential Information is unique property of extreme value to INTERGROUP and breach of any confidential obligation of LICENSEE under this Agreement may cause INTERGROUP irreparable harm which cannot be adequately assessed in monetary damages. Accordingly, LICENSEE agrees INTERGROUP is entitled to seek injunctive, preliminary or other equitable relief to remedy any actual or threatened breach of the proprietary rights provisions, or any unauthorized use, reproduction, marketing, licensing, or distribution of the Source Code or documentation.

6.9 Upon termination of this Source Code Agreement LICENSEE's right to possession or use of any of the Confidential Information shall terminate and LICENSEE shall immediately deliver to INTERGROUP all the Confidential Information in its possession or under its control. An officer of LICENSEE shall, upon completion by LICENSEE of such delivery, certify in writing to INTERGROUP that LICENSEE has fulfilled its obligations pursuant to this Section 6.

6.10 LICENSEE shall obtain an executed version of a Consultant Confidentiality Agreement substantially in the form attached as Exhibit "A" a Nondisclosure and Assignment of Inventions) from each of its consultants or consultants prior to allowing access to any of the Confidential Information. Such Confidentiality Agreements shall be maintained by LICENSEE and made available to INTERGROUP upon INTERGROUP's request.

6A      Limited Warranty and Limitation of Liability

        6A1. InterGroup warrants that it has the right to grant this license, that it is the sole owner of the Source Code and that the Source Code, in the form delivered by InterGroup and to be delivered by InterGroup, does not infringe or abridge any third party rights in copyrights, patent, trademark, trade secret, or other intellectual property rights.

          6A2. InterGroup warrants that it has full power and authority to undertake the obligations set forth in this Agreement and that it has not entered into any other agreements, nor will it enter into any other agreements, that would render it incapable of satisfactorily performing its obligations hereunder.

          6A3. EXCEPT AS PROVIDED FOR ABOVE, INTERGROUP DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, ARISING OUT OF OR RELATING TO THE SOURCE CODE OR ANY USE THEREOF, INCLUDING (WITHOUT LIMITATION) ANY WARRANTY WHATSOEVER AS TO THE FITNESS FOR A PARTICULAR PURPOSE AND FOR THE MERCHANTABILITY OF THE SOURCE CODE.

          6A4. In no event shall InterGroup be liable to Licensee for any indirect, special, incidental, or consequential damages (including lost profits).

     6B.  Indemnification

          6B1. If any claim, demand, or action is made against Licensee that the Source Code infringes or abridges any third-party rights in copyright, patent, trademark, trade secret, or other intellectual property rights, InterGroup agrees, at its own expense, to indemnify and hold harmless Licensee from any and all such claims, demands, or actions.

 7.  Breach
     ------

     Upon a material breach of a party's obligations under this Agreement and that party's failure to cure such breach within thirty (30) days after the receipt of written notification from the other party of said breach, this Agreement may be terminated. Such termination shall be effective immediately upon the receipt of a second written notice specifying that the breach has not been cured in a timely manner. Such termination shall not constitute a waiver by the terminating party of any right to damages, injunctive relief or other remedies.

 8.  Notice
     ------

     Any notice shall be deemed effective ten days after its postmark, provided it is mailed by receipted courier service, registered or certified mail postage or fee prepaid, return receipt requested and addressed as follows:

                   TO INTERGROUP:  InterGroup Technologies, Inc.
                                   12819 SE 38th St. Suite 269
                                   Bellevue, WA  98006
                                   Attn:  Tom McKenna

                   TO LICENSEE:    Object Power Incorporated
                                   219 Vasser St.
                                   Cambridge, MA  02139
                                   Attn:  John Donovan, Jr.

9.      Partial Invalidity
        ------------------

        If any term, provision, convenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions shall remain in full force and effect and shall be in no way affected, impaired or invalidated.

10.     Governing Laws
        --------------

        This Agreement shall be governed and constructed in accordance with the laws of The State of Washington.

11.     Binding Effect
        --------------

        This Agreement shall bind both parties and its relevant employees, agents, and representatives. This Agreement further binds each affiliated and subsidiary firm, corporation, or other organization and any person, firm, corporation or other organization with which either party may enter a joint venture or other cooperative enterprise.

12.     Entire Agreement
        ----------------

        This Agreement supersedes all prior agreements and understandings between the parties relating to the subject matter hereof and is intended by the parties as the complete and exclusive statement of the terms of this Agreement. This Agreement may not be modified in any way without the written consent of both INTERGROUP and LICENSEE.

13.     Other Defined Terms

        Capitalized terms not defined herein shall have the meaning described to them in the Software License Agreement dated August 8th, 1995.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representatives.


FOR:    Object Power Incorporated           FOR:    Intergroup Technologies Inc.

By:     /s/ John J. Donovan, Jr.            By:     /s/ Thomas P. McKenna, Jr.
        ------------------------------              ----------------------------

Title:  President                           Title:  President
        ------------------------------              ----------------------------

Date:   Aug. 25, 1995                       Date:   Aug. 24, 1995
        ------------------------------              ----------------------------

                                  EXHIBIT "A"
                     CONSULTANT CONFIDENTIALITY AGREEMENT
                     ------------------------------------


The undersigned is an independent contractor working for OBJECT POWER INCORPORATED ("Company"). The undersigned acknowledges that Company may enter, or has entered, into an agreement with INTERGROUP TECHNOLOGIES, INC. ("INTERGROUP") pursuant to which Company may acquire from INTERGROUP certain limited rights in and to proprietary software know as VISUALWARE for Windows (the "Licensed Program"). In consideration of the undersigned's work for Company in a capacity or on projects relating to the Licensed Program, the undersigned agrees as follows:

        1. All documentation and other tangible discoveries, ideas, concepts, software, designs, drawings, specifications, techniques, models, data information, Source Code, object code, documentation, diagrams, flow charts, procedures and "know-how" comprising all or any portion of, or contained in or describing the Licensed Program or revealed to the undersigned in connection with the Licensed Program (the "Proprietary Information") shall at all times remain the sole and exclusive property of INTERGROUP or Company, according to the Software License and Source Code License Agreements dated August 8th, 1995. Information publicly known that is generally employed by the trade at the time the undersigned first learns of such information shall not be deemed part of the Proprietary Information hereunder.


        2. All notes, data, reference materials, sketches, drawings, memoranda and records in any way containing any of the Proprietary Information shall belong exclusively to Company, according to the Software License and Source Code License Agreements dated August 8th, 1995 and the undersigned agrees to turn over all copies of such materials in the undersigned's control to INTERGROUP or Company (for Company's delivery to INTERGROUP, if required) upon completion of the undersigned's work in connection with the Licensed Program at the request of INTERGROUP or Company.

        3. The undersigned agrees during his work for Company and thereafter to hold in confidence and not to directly reveal, report, publish, disclose or transfer any of the Proprietary information for any purpose, except in the course of the undersigned's work for Company in connection with the Licensed Program.

        4. Because of the unique nature of the Proprietary Information, the undersigned understands and agrees that INTERGROUP or Company may suffer irreparable harm in the event that the undersigned breaches his or her obligations under Section 2 or 3 above and that monetary damages will be inadequate to compensate INTERGROUP or Company for such breach. Accordingly, the undersigned agrees that INTERGROUP or Company for such breach. Accordingly, the undersigned agrees that INTERGROUP or Company will, in addition to any other remedies available to it at law or in equity, be entitled to injunctive relief to enforce the terms of Sections 2 and 3 above.

        5. The undersigned acknowledges and agrees that this Consultant Confidentiality Agreement is for the benefit of and may be enforced directly by INTERGROUP or Company.


        Agreed to and executed this _____________ day of ______________, 19___.

                                  EXHIBIT "B"

  Pursuant to Section 1, Source Code, of the Source Code License Agreement, this Exhibit B defines the source code files that will be supplied to Customer for the 16 bit Windows Platform version. Please note this list is subject to change.

  Note: The Product to be licensed does not include source code for any VBX or OCX data controls, which are both components of VISUALWARE.

GUI.CPP                      VWW.CPP                  RESOURCE.H
COMPILE.CPP                  VWAPI.CPP                PICTURE.H
GUIAPI.CPP                   SAVEDLG.CPP              ITRACK.H
GUIDESGN.CPP                 PICTURE.CPP              MENU.H
GUIMEM.CPP                   MENUNEW.CPP              _VW.H
IOBJ.CPP                     INFOWND.CPP              LIST.H
MASK.CPP                     MENUWND.CPP              VWTYPE.H
RECT.CPP                     MENU.CPP                 VWSTRING.H
SCRIPT.CPP                   MENUDSGN.CPP             VWMEM.H
VAR.CPP                      LIST.CPP                 VW.DEF
TRACK.CPP                    _STRING.CPP              VW.RC
GUIIO.CPP                    VWSTRING.CPP             TEST.MAK
VW.CPP                       RECTSUP.H                VW.MAK
PBTN.CPP                     IOBJ.H                   EXTEND.MAK
BASE.CPP                     COMPILE.H                ERROR.ICO
FORM.CPP                     EVENTDEF.H               MFCSHDOC.ICO
LBOX.CPP                     GUI.H                    ICON1.ICO
EDIT.CPP                     PROPS.H                  BUTTON.CUR
CBOX.CPP                     RECT.H                   FLYSWATT.CUR
RADIO.CPP                    SCRIPT.H                 VSCROLL.CUR
CHECK.CPP                    VAR.H                    RADIO.CUR
SCROLL.CPP                   BASE3.H                  HSCROLL.CUR
VB.CPP                       TRACK.H                  LIST.CUR
OLE.CPP                      PBTN.H                   COMBO.CUR
EXTOBJ.CPP                   FR.H                     EDIT.CUR
ZORDER.CPP                   GUIIO.H                  GROUP.CUR
GROUP.CPP                    STYLE.H                  SUSPEND.CUR
CLIPBRD.CPP                  EXTOBJ.H                 COLORCUR.CUR
STYLE.CPP                    SCRPTMSG.H               LABEL.CUR
LABEL.CPP                    ZORDER.H                 OUTOFBOU.CUR
MSG.CPP                      VWINTRNL.H               PICTURE.CUR
SCRPTDLG.CPP                 FONT.H                   MENUOUTO.CUR
SCRPTMSG.CPP                 HELP.H                   MENU.CUR
INFO.CPP                     COLOR.H                  CHECK.CUR
INFODRW.CPP                  KEYBOARD.H               CHECK.BMP
KEYBOARD.CPP                 INFO.H                   CHECK1.BMP
MENUTRK.CPP                  MSG.H                    CHECK2.BMP
DRAGDROP.CPP                 CLIPBRD.H                SEDIT.BMP
ICON.CPP                     _SCRIPT.H                EDITBITM.BMP
DIB.CPP                      SBL.H                    VDWNARRO.BMP
PICOPEN.CPP                  ICON.H                   SDWNARRO.BMP
CURSOR.CPP                   CURSOR.H                 EDITCHEC.BMP
MENUAPI.CPP                  CTABLE.H                 VEDIT.BMP
METAFILE.CPP                 _STRING.H                DOWNARRO.BMP
BUTTONS.CPP                  DRAGDROP.H               SCRIPTER.BMP